SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2005

                                 IPORUSSIA, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

            000-51076                               38-3649127
            ---------                               ----------
     (Commission File Number)          (IRS Employer Identification No.)

                   12 Tompkins Avenue, Jericho, New York 11753
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (516) 937-6600

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events.

     On January 13, 2005, the Company issued a press release announcing it has completed its initial public offering and that its Common Stock is trading on the OTC Bulletin Board under the symbol IPOR. The Company sold 700,000 shares of its Common Stock at a price of $1.00 per share. A copy of the press release is attached to this Report as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

               (a)  Financial Statements of Businesses Acquired: None

               (b)  Pro Forma Financial Information: None

               (c)  Exhibits:

                    99.1  The Company's press release dated January 13, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         IPORUSSIA, INC.


Date:    January 13, 2005                By:  /s/ Leonard W. Suroff
                                              ----------------------------------
                                              Leonard W. Suroff,
                                              Executive Vice President


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              The Company's press release dated January 13, 2005.